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                                                                    EXHIBIT 32.1

                                Littelfuse, Inc.

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (the Company), does hereby certify that:

The Quarterly Report of Form 10-Q for the quarter ended June 28, 2003 of the Company fully complies, in all material respects, with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Howard B. Witt                                  /s/  Philip Franklin
  ---------------------------------                     ------------------------
Chairman, President and                              Vice President, Treasurer
Chief Executive Officer                              and Chief Financial Officer

August 12, 2003
















   A signed original of this written statement required by Section 906 has been provided to Littelfuse, Inc. and will be retained by Littelfuse and furnished to the Securities and Exchange Commission or its staff upon request